Exhibit 99.1

M&T Bank’s Wilmington Trust Agrees to Sell CIT Business to Madison Dearborn Partners

Transaction creates a strong foundation to support CIT’s continued growth and expanded services and offerings

CHICAGO, IL & WILMINGTON, DE – December 19, 2022 – Wilmington Trust, N.A. (“Wilmington Trust”), a leader in wealth management and corporate and institutional services and a wholly-owned subsidiary of M&T Bank Corporation (“M&T”) (NYSE: MTB), today announced an agreement with Madison Dearborn Partners, LLC (“MDP”), a leading private equity firm based in Chicago, under which funds affiliated with MDP will acquire Wilmington Trust’s Collective Investment Trust (“CIT”) business. Upon completion of the transaction, the CIT business will become an independent company with a new brand name owned by funds affiliated with MDP.

The CIT business, part of Wilmington Trust’s Institutional Client Services (“ICS”) division, is an industry-leading provider of third-party trustee and administrative services to asset managers and the employer-sponsored retirement market. The business has delivered consistent year-over-year revenue growth and currently manages approximately $115 billion in CIT assets for more than 550 funds across a family of about 45 subadvisors — including AllianceBernstein, BlackRock, Franklin Templeton, MetLife, Neuberger Berman, and Raymond James.

“The CIT portfolio has shown tremendous growth since M&T Bank acquired Wilmington Trust in 2011,” said Jennifer Warren, Senior Executive Vice President and Head of ICS. “We believe this is the natural next step in the evolution of the business and will help ensure CIT services and offerings continue to develop in ways that current and future clients will require to meet their investing needs. Furthermore, this transaction will enable our remaining ICS businesses to deepen their focus on clients and further optimize their products and services as ICS continues to execute its vision to become the global leader in institutional trust services.”

“The CIT business is an industry leader, well-respected, and recognized for its successful track record of innovation. This transaction will help ensure continued growth for our business, people, and clients well into the future,” said Rob Barnett, Executive Vice President at Wilmington Trust, who will serve as the independent company’s CEO. “MDP has extensive experience in financial services and will add significant value to our newly formed company. We are excited about this next chapter and will continue to offer our strong customer-centric services to the retirement market with the substantial resources and expertise the MDP team will bring to bear.”

MDP brings a significant track record of successful investment in financial services businesses, including EVO Payments, Navacord, NFP, and The Ardonagh Group. MDP’s experience with scaling and growing businesses in the financial services industry will enable Wilmington Trust’s CIT business to deepen and expand its trustee and administrative services customer relationships through increased investment in product capabilities, technology solutions (including the recently launched BoardingPass platform), and strategic acquisition opportunities.

“We are thrilled to work with Wilmington Trust’s leading CIT team and leverage our industry expertise to support the business’s next chapter in the large and growing CIT market,” said Vahe Dombalagian, Managing Director and Co-Head of MDP’s Financial and Transaction Services team. “As clients increasingly demand innovative and tailored retirement fund solutions, the Wilmington Trust CIT business will be well-positioned as an independent company to expand new and existing relationships with a focus on helping plan sponsors navigate complex retirement and regulatory challenges. We look forward to working with the Wilmington Trust CIT team to execute a growth strategy that strengthens the business’s leadership position in the competitive market for third-party trustee and administrative services.”

The transaction is expected to close no later than mid-2023 and is subject to customary closing conditions and regulatory approvals. Raymond James is acting as financial advisor to M&T Bank, and Debevoise & Plimpton is serving as its legal counsel. UBS Investment Bank and J.P. Morgan Securities LLC are acting as financial advisors to MDP, and Latham & Watkins LLP and Eversheds Sutherland (US) LLP are providing legal counsel.

About Wilmington Trust

Wilmington Trust, N.A. provides Corporate and Institutional Services, including institutional trust, agency, asset management, retirement plan, and administrative services for clients worldwide who use capital markets financing structures. Wilmington Trust provides direct trust, custody, and fiduciary services for retirement plans, companies, foundations, organizations, and financial institutions.

Wilmington Trust also provides Wealth Advisory services with a wide array of personal trust, financial planning, fiduciary, asset management, and family office solutions designed to help high-net-worth individuals and families grow, preserve, and transfer wealth.

Wilmington Trust maintains offices throughout the United States and internationally in London, Paris, Dublin, and Frankfurt. For more information, visit www.WilmingtonTrust.com.

About M&T Bank Corporation

M&T Bank Corporation is a financial holding company headquartered in Buffalo, New York. M&T’s principal banking subsidiary, M&T Bank, provides banking products and services in 12 states across the northeastern U.S. from Maine to Virginia and Washington, D.C. Trust-related services are provided in select markets in the U.S. and abroad by M&T’s Wilmington Trust-affiliated companies and by M&T Bank. For more information on M&T Bank, visit www.mtb.com.

About Madison Dearborn Partners, LLC

Madison Dearborn Partners, LLC (“MDP”) is a leading private equity investment firm based in Chicago. Since MDP’s formation in 1992, the firm has raised aggregate capital of over $28 billion and has completed over 150 platform investments. MDP invests across five dedicated industry verticals, including basic industries; business and government software and services; financial and transaction services; health care; and telecom, media and technology services. For more information, please visit www.mdcp.com.

About Collective Investment Trusts

Collective Investment Trust Funds (“CITs”) are bank collective investment funds; they are not mutual funds. CITs and their units are exempt from registration under the Investment Company Act of 1940 and the Securities Act of 1933, respectively. The Trustee of the CITs maintains ultimate fiduciary authority over the management of, and investments made in, such CITs. Retail investors cannot invest directly in CITs; participation in CITs is limited primarily to qualified defined contribution plans and certain state or local government plans and is not available to IRAs, health and welfare plans and, in certain cases, Keogh (H.R. 10) plans.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations, estimates and projections about M&T’s business, beliefs of M&T’s management and assumptions made by M&T’s management. Any statement that does not describe historical or current facts is a forward-looking statement, including statements regarding the expected effects of the transaction and M&T’s expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. M&T provides further detail regarding these risks and uncertainties in its latest Form 10-K, including in the Risk Factors section of such report, as well as in subsequent SEC filings. Forward-looking statements speak only as of the date made, and M&T does not assume any duty and does not undertake to update forward-looking statements.

Contacts

For Wilmington Trust/M&T Bank:

Patrick Fitzgibbons

M&T Bank

pfitzgibbons@mtb.com

201.208.4462

For MDP:

Chuck Dohrenwend / Jake Yanulis

H/Advisors Abernathy

abmacmdcp@h-advisors.global

212.371.5999